PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT JUNE 30, 2017 (In apartment units)

	Combined Adjusted Same Store	Non-Same Store(1) (2)	Lease-up (2)	Total Completed Communities	Development Units Delivered(2)	Total

Atlanta, GA	10,324	1,158	—	11,482	188	11,670
Dallas, TX	9,085	680	—	9,765	—	9,765
Austin, TX	6,475	298	—	6,773	156	6,929
Charlotte, NC	6,149	—	—	6,149	—	6,149
Orlando, FL	4,498	462	314	5,274	—	5,274
Tampa, FL	5,220	—	—	5,220	—	5,220
Raleigh/Durham, NC	4,397	397	406	5,200	—	5,200
Houston, TX	4,127	352	388	4,867	—	4,867
Fort Worth, TX	4,249	270	—	4,519	—	4,519
Washington, DC	3,386	694	—	4,080	—	4,080
Nashville, TN	3,776	—	279	4,055	—	4,055
Phoenix, AZ	2,301	322	—	2,623	—	2,623
South Florida	480	—	—	480	—	480
Large Markets	64,467	4,633	1,387	70,487	344	70,831

Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	2,648	78	302	3,028	—	3,028
Savannah, GA	2,219	—	—	2,219	—	2,219
Greenville, SC	1,748	336	—	2,084	—	2,084
Richmond, VA	1,668	254	82	2,004	—	2,004
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Little Rock, AR	1,368	—	—	1,368	—	1,368
Jackson, MS	1,241	—	—	1,241	—	1,241
Huntsville, AL	1,228	—	—	1,228	—	1,228
Other	6,840	1,121	—	7,961	—	7,961
Secondary Markets	27,233	1,789	384	29,406	—	29,406
Total Multifamily Units	91,700	6,422	1,771	99,893	344	100,237

(1)Non-Same Store total excludes 269 units in joint venture property in Washington, D.C.
(2)Other Non-Same Store Portfolio includes Non-Same Store, Lease-up and Development Units.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS(1)
Dollars in thousands, except Average Effective Rent

		As of June 30, 2017			Average Effective Rent for the Three Months Ended June 30, 2017	As of June 30, 2017
		Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy		Completed Units	Total Units, Including Development

Atlanta, GA		$1,793,603	13.9%	96.3%	$1,321	11,482
Dallas, TX		1,334,776	10.4%	95.9%	1,257	9,765
Washington, DC		933,001	7.2%	96.5%	1,698	4,080
Charlotte, NC		919,535	7.1%	96.5%	1,156	6,149
Tampa, FL		837,211	6.5%	96.3%	1,351	5,220
Orlando, FL		762,037	5.9%	97.0%	1,330	4,960
Austin, TX		749,889	5.8%	96.0%	1,166	6,773
Raleigh/Durham, NC		592,730	4.6%	96.2%	1,032	4,794
Houston, TX		506,651	3.9%	95.9%	1,124	4,479
Fort Worth, TX		390,573	3.0%	96.5%	1,074	4,519
Nashville, TN		378,994	2.9%	96.3%	1,163	3,776
Phoenix, AZ		366,723	2.8%	97.1%	1,064	2,623
South Florida		58,468	0.5%	96.5%	1,613	480
Large Markets		$9,624,191	74.5%	96.3%	$1,242	69,100

Charleston, SC		$286,177	2.2%	97.0%	$1,127	2,726
Jacksonville, FL		283,332	2.2%	97.3%	1,031	3,496
Richmond, VA		238,266	2.0%	97.0%	1,056	1,922
Savannah, GA		230,578	1.8%	97.3%	1,015	2,219
San Antonio, TX		158,917	1.2%	96.9%	1,066	1,504
Kansas City, MO-KS		155,316	1.2%	96.9%	1,218	956
Greenville, SC		149,903	1.2%	97.3%	855	2,084
Birmingham, AL		149,802	1.2%	95.6%	962	1,462
Memphis, TN		123,582	1.0%	97.2%	913	1,811
All Other Secondary Markets by State (individual markets <1% gross real assets)
Alabama		$167,508	1.3%	97.5%	$856	1,856
Virginia		147,619	1.2%	97.7%	1,213	1,039
Florida		140,100	1.1%	96.1%	1,027	1,790
Arkansas		113,952	0.9%	96.4%	880	1,368
Kentucky		89,273	0.7%	97.2%	852	1,308
Mississippi		70,165	0.5%	97.3%	869	1,241
Nevada		67,314	0.5%	97.4%	907	721
Tennessee		49,101	0.4%	97.2%	816	943
South Carolina		35,148	0.3%	92.0%	814	576
Secondary Markets		$2,656,053	20.9%	96.9%	$984	29,022

Subtotal		$12,280,244	95.4%	96.5%	$1,166	98,122

Atlanta, GA	Large	$125,738	1.0%	—	$—	188	770
Houston, TX	Large	80,346	0.6%	51.3%	1,387	388	388
Denver, CO	Large	66,093	0.5%	—	—	—	358
Nashville, TN	Large	62,596	0.5%	84.9%	1,712	279	279
Raleigh/Durham, NC	Large	57,611	0.4%	90.6%	1,110	406	406
Austin, TX	Large	56,103	0.4%	2.6%	1,790	156	344
Orlando, FL	Large	39,771	0.3%	91.4%	1,280	314	314
Charleston, SC	Secondary	70,976	0.6%	96.4%	1,507	302	442
Kansas City, MO-KS	Secondary	21,252	0.2%	—	—	—	154
Richmond, VA	Secondary	15,014	0.1%	97.6%	1,235	82	82
Lease-up and Development		$595,500	4.6%	76.1%	$1,403	2,115	3,537

Total Wholly Owned Multifamily Communities		$12,875,744	100.0%	96.1%	$1,170	100,237	101,659
(1) Schedule excludes one joint venture property in Washington, D.C.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME (1)
Dollars in thousands

			Three Months Ended
	Apartment Units	Gross Real Assets	June 30, 2017	June 30, 2016	Percent Change
Operating Revenue
Combined Adjusted Same Store Communities	91,700	$11,330,832	$344,711	$336,901	2.3%
Combined Adjusted Non-Same Store Communities	6,422	949,412	27,032	30,246
Lease up/Development Communities	2,115	595,500	5,656	73
Total Multifamily Portfolio	100,237	$12,875,744	$377,399	$367,220
Commercial Property/Land	—	$205,430	$5,392	$5,169
Total Combined Adjusted Operating Revenue	100,237	$13,081,174	$382,791	$372,389

Property Operating Expenses
Combined Adjusted Same Store Communities			$129,594	$127,537	1.6%
Combined Adjusted Non-Same Store Communities			11,606	12,542
Lease up/Development Communities			2,957	191
Total Multifamily Portfolio			$144,157	$140,270
Commercial Property/Land			$1,812	$2,000
Total Combined Adjusted Property Operating Expenses			$145,969	$142,270

Net Operating Income
Combined Adjusted Same Store Communities			$215,117	$209,364	2.8%
Combined Adjusted Non-Same Store Communities			15,426	17,704
Lease up/Development Communities			2,699	(118)
Total Multifamily Portfolio			$233,242	$226,950
Commercial Property/Land			$3,580	$3,169
Total Combined Adjusted Net Operating Income			$236,822	$230,119	2.9%

(1) The amounts presented in the schedule for the three-months ended June 30, 2016, include the results on a combined adjusted basis.

COMPONENTS OF COMBINED ADJUSTED SAME STORE PROPERTY OPERATING EXPENSES
Dollars in thousands

	Three Months Ended			Six Months Ended
	June 30, 2017	June 30, 2016	Percent Increase/(Decrease)	June 30, 2017	June 30, 2016	Percent Increase/(Decrease)
Personnel	$30,966	$30,605	1.2%	$61,082	$60,830	0.4%
Building Repair and Maintenance	16,525	16,895	(2.2)%	31,205	31,220	0.0%
Utilities	24,745	24,053	2.9%	48,867	47,968	1.9%
Marketing	3,900	3,820	2.1%	7,616	7,391	3.0%
Office Operations	4,879	5,364	(9.0)%	9,932	10,810	(8.1)%
Property Taxes	45,189	43,019	5.0%	90,581	86,439	4.8%
Insurance	3,390	3,781	(10.3)%	6,671	7,591	(12.1)%
Total Combined Adjusted Property Operating Expenses	$129,594	$127,537	1.6%	$255,954	$252,249	1.5%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY REGION

Combined Adjusted Same Store Portfolio

			Average Physical Occupancy
	Apartment Units	Percent of Combined Adjusted Same Store NOI	Three months ended June 30, 2017	Three months ended June 30, 2016
Atlanta, GA	10,324	13.4%	96.0%	95.8%
Dallas, TX	9,085	9.5%	95.4%	95.8%
Charlotte, NC	6,149	7.3%	96.4%	96.3%
Tampa, FL	5,220	6.8%	95.7%	95.9%
Austin, TX	6,475	6.2%	95.6%	95.7%
Washington, DC	3,386	5.8%	96.4%	96.7%
Orlando, FL	4,498	5.7%	96.2%	96.0%
Raleigh/Durham, NC	4,397	4.5%	96.4%	96.2%
Nashville, TN	3,776	4.4%	95.9%	96.6%
Fort Worth, TX	4,249	4.1%	96.0%	95.9%
Houston, TX	4,127	3.7%	96.0%	95.2%
Phoenix, AZ	2,301	2.5%	96.8%	96.8%
South Florida	480	0.7%	96.7%	95.5%
Large Markets	64,467	74.6%	96.0%	96.0%

Jacksonville, FL	3,496	3.5%	96.7%	96.6%
Charleston, SC	2,648	2.9%	96.5%	96.2%
Savannah, GA	2,219	2.2%	97.0%	96.7%
Richmond, VA	1,668	1.8%	96.9%	97.0%
Memphis, TN	1,811	1.5%	96.7%	96.5%
San Antonio, TX	1,504	1.3%	95.8%	95.9%
Greenville, SC	1,748	1.3%	96.2%	96.1%
Birmingham, AL	1,462	1.3%	96.1%	95.9%
Little Rock, AR	1,368	1.1%	95.5%	95.4%
Jackson, MS	1,241	1.1%	96.9%	96.6%
Huntsville, AL	1,228	0.9%	96.3%	96.5%
Other	6,840	6.5%	96.4%	96.5%
Secondary Markets	27,233	25.4%	96.5%	96.4%

Total Combined Adjusted Same Store	91,700	100.0%	96.1%	96.1%

Supplemental Data S-4

MULTIFAMILY COMBINED ADJUSTED SAME STORE QUARTER OVER QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		Q2 2017	Q2 2016	% Chg	Q2 2017	Q2 2016	% Chg	Q2 2017	Q2 2016	% Chg	Q2 2017	Q2 2016	% Chg
Atlanta, GA	10,324	$44,317	$43,185	2.6%	$15,536	$16,061	(3.3)%	$28,781	$27,124	6.1%	$1,328	$1,295	2.5%
Dallas, TX	9,085	36,228	35,592	1.8%	15,719	15,415	2.0%	20,509	20,177	1.6%	1,263	1,239	1.9%
Charlotte, NC	6,149	22,928	22,380	2.4%	7,183	7,240	(0.8)%	15,745	15,140	4.0%	1,156	1,125	2.8%
Tampa, FL	5,220	22,499	21,880	2.8%	7,859	7,884	(0.3)%	14,640	13,996	4.6%	1,351	1,310	3.1%
Austin, TX	6,475	24,214	23,913	1.3%	10,880	10,474	3.9%	13,334	13,439	(0.8)%	1,149	1,134	1.3%
Washington, DC	3,386	18,750	18,687	0.3%	6,202	6,315	(1.8)%	12,548	12,372	1.4%	1,763	1,744	1.1%
Orlando, FL	4,498	19,189	18,690	2.7%	6,834	6,814	0.3%	12,355	11,876	4.0%	1,342	1,297	3.5%
Raleigh/Durham, NC	4,397	14,829	14,214	4.3%	5,107	4,900	4.2%	9,722	9,314	4.4%	1,024	983	4.2%
Nashville, TN	3,776	14,373	13,982	2.8%	5,005	4,682	6.9%	9,368	9,300	0.7%	1,163	1,126	3.3%
Fort Worth, TX	4,249	15,453	14,630	5.6%	6,719	6,000	12.0%	8,734	8,630	1.2%	1,088	1,029	5.7%
Houston, TX	4,127	14,328	14,940	(4.1)%	6,447	6,566	(1.8)%	7,881	8,374	(5.9)%	1,075	1,144	(6.0)%
Phoenix, AZ	2,301	7,925	7,688	3.1%	2,511	2,434	3.2%	5,414	5,254	3.0%	1,052	1,012	4.0%
South Florida	480	2,448	2,348	4.3%	901	870	3.6%	1,547	1,478	4.7%	1,613	1,555	3.7%
Large Markets	64,467	$257,481	$252,129	2.1%	$96,903	$95,655	1.3%	$160,578	$156,474	2.6%	$1,240	$1,213	2.2%

Jacksonville, FL	3,496	$11,625	$11,244	3.4%	$4,050	$4,017	0.8%	$7,575	$7,227	4.8%	$1,031	$999	3.2%
Charleston, SC	2,648	9,720	9,360	3.8%	3,410	3,206	6.4%	6,310	6,154	2.5%	1,113	1,070	4.0%
Savannah, GA	2,219	7,482	7,302	2.5%	2,749	2,741	0.3%	4,733	4,561	3.8%	1,015	987	2.8%
Richmond, VA	1,668	5,596	5,362	4.4%	1,816	1,776	2.3%	3,780	3,586	5.4%	1,014	972	4.3%
Memphis, TN	1,811	5,373	5,193	3.5%	2,177	2,248	(3.2)%	3,196	2,945	8.5%	913	877	4.1%
San Antonio, TX	1,504	5,199	5,161	0.7%	2,342	2,254	3.9%	2,857	2,907	(1.7)%	1,066	1,056	0.9%
Greenville, SC	1,748	4,710	4,575	3.0%	1,874	1,802	4.0%	2,836	2,773	2.3%	802	779	3.0%
Birmingham, AL	1,462	4,719	4,637	1.8%	1,970	1,983	(0.7)%	2,749	2,654	3.6%	962	945	1.8%
Little Rock, AR	1,368	3,856	3,867	(0.3)%	1,531	1,468	4.3%	2,325	2,399	(3.1)%	880	878	0.2%
Jackson, MS	1,241	3,628	3,559	1.9%	1,356	1,328	2.1%	2,272	2,231	1.8%	869	861	0.9%
Huntsville, AL	1,228	3,368	3,248	3.7%	1,361	1,279	6.4%	2,007	1,969	1.9%	795	772	3.0%
Other	6,840	21,954	21,264	3.2%	8,055	7,780	3.5%	13,899	13,484	3.1%	983	955	2.9%
Secondary Markets	27,233	$87,230	$84,772	2.9%	$32,691	$31,882	2.5%	$54,539	$52,890	3.1%	$975	$948	2.8%

Total Combined Adjusted Same Store	91,700	$344,711	$336,901	2.3%	$129,594	$127,537	1.6%	$215,117	$209,364	2.8%	$1,161	$1,134	2.4%

Supplemental Data S-5

MULTIFAMILY COMBINED ADJUSTED SAME STORE SEQUENTIAL QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		Q2 2017	Q1 2017	% Chg	Q2 2017	Q1 2017	% Chg	Q2 2017	Q1 2017	% Chg	Q2 2017	Q1 2017	% Chg
Atlanta, GA	10,324	$44,317	$44,089	0.5%	$15,536	$15,758	(1.4)%	$28,781	$28,331	1.6%	$1,328	$1,320	0.6%
Dallas, TX	9,085	36,228	36,061	0.5%	15,719	15,145	3.8%	20,509	20,916	(1.9)%	1,263	1,259	0.3%
Charlotte, NC	6,149	22,928	22,740	0.8%	7,183	6,765	6.2%	15,745	15,975	(1.4)%	1,156	1,146	0.9%
Tampa, FL	5,220	22,499	22,384	0.5%	7,859	7,838	0.3%	14,640	14,546	0.6%	1,351	1,346	0.4%
Austin, TX	6,475	24,214	24,180	0.1%	10,880	10,809	0.7%	13,334	13,371	(0.3)%	1,149	1,146	0.3%
Washington, DC	3,386	18,750	18,724	0.1%	6,202	5,944	4.3%	12,548	12,780	(1.8)%	1,763	1,747	0.9%
Orlando, FL	4,498	19,189	19,000	1.0%	6,834	6,694	2.1%	12,355	12,306	0.4%	1,342	1,328	1.1%
Raleigh/Durham, NC	4,397	14,829	14,696	0.9%	5,107	4,785	6.7%	9,722	9,911	(1.9)%	1,024	1,011	1.3%
Nashville, TN	3,776	14,373	14,147	1.6%	5,005	4,557	9.8%	9,368	9,590	(2.3)%	1,163	1,155	0.7%
Fort Worth, TX	4,249	15,453	15,168	1.9%	6,719	6,070	10.7%	8,734	9,098	(4.0)%	1,088	1,070	1.7%
Houston, TX	4,127	14,328	14,420	(0.6)%	6,447	6,814	(5.4)%	7,881	7,606	3.6%	1,075	1,094	(1.7)%
Phoenix, AZ	2,301	7,925	7,867	0.7%	2,511	2,371	5.9%	5,414	5,496	(1.5)%	1,052	1,036	1.5%
South Florida	480	2,448	2,448	0.0%	901	904	(0.3)%	1,547	1,544	0.2%	1,613	1,607	0.4%
Large Markets	64,467	$257,481	$255,924	0.6%	$96,903	$94,454	2.6%	$160,578	$161,470	(0.6)%	$1,240	$1,233	0.6%

Jacksonville, FL	3,496	$11,625	$11,488	1.2%	$4,050	$4,016	0.8%	$7,575	$7,472	1.4%	$1,031	$1,019	1.2%
Charleston, SC	2,648	9,720	9,538	1.9%	3,410	3,178	7.3%	6,310	6,360	(0.8)%	1,113	1,099	1.3%
Savannah, GA	2,219	7,482	7,361	1.6%	2,749	2,587	6.3%	4,733	4,774	(0.9)%	1,015	1,003	1.2%
Richmond, VA	1,668	5,596	5,475	2.2%	1,816	1,865	(2.6)%	3,780	3,610	4.7%	1,014	998	1.6%
Memphis, TN	1,811	5,373	5,291	1.5%	2,177	2,366	(8.0)%	3,196	2,925	9.3%	913	900	1.4%
San Antonio, TX	1,504	5,199	5,156	0.8%	2,342	2,269	3.2%	2,857	2,887	(1.0)%	1,066	1,062	0.4%
Greenville, SC	1,748	4,710	4,704	0.1%	1,874	1,722	8.8%	2,836	2,982	(4.9)%	802	797	0.6%
Birmingham, AL	1,462	4,719	4,674	1.0%	1,970	1,966	0.2%	2,749	2,708	1.5%	962	949	1.4%
Little Rock, AR	1,368	3,856	3,865	(0.2)%	1,531	1,438	6.5%	2,325	2,427	(4.2)%	880	884	(0.5)%
Jackson, MS	1,241	3,628	3,592	1.0%	1,356	1,343	1.0%	2,272	2,249	1.0%	869	867	0.2%
Huntsville, AL	1,228	3,368	3,336	1.0%	1,361	1,276	6.7%	2,007	2,060	(2.6)%	795	784	1.4%
Other	6,840	21,954	21,666	1.3%	8,055	7,880	2.2%	13,899	13,786	0.8%	983	972	1.1%
Secondary Markets	27,233	$87,230	$86,146	1.3%	$32,691	$31,906	2.5%	$54,539	$54,240	0.6%	$975	$965	1.0%

Total Combined Adjusted Same Store	91,700	$344,711	$342,070	0.8%	$129,594	$126,360	2.6%	$215,117	$215,710	(0.3)%	$1,161	$1,153	0.7%

MULTIFAMILY SAME STORE SEQUENTIAL QUARTER COMPARISONS

Supplemental Data S-6

MULTIFAMILY COMBINED ADJUSTED SAME STORE YEAR TO DATE COMPARISONS AS OF JUNE 30, 2017
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		YTD 2017	YTD 2016	% Chg	YTD 2017	YTD 2016	% Chg	YTD 2017	YTD 2016	% Chg	YTD 2017	YTD 2016	% Chg
Atlanta, GA	10,324	$88,406	$85,777	3.1%	$31,294	$32,048	(2.4)%	$57,112	$53,729	6.3%	$1,324	$1,286	3.0%
Dallas, TX	9,085	72,289	70,754	2.2%	30,864	30,437	1.4%	41,425	40,317	2.7%	1,261	1,232	2.4%
Charlotte, NC	6,149	45,668	44,345	3.0%	13,948	14,155	(1.5)%	31,720	30,190	5.1%	1,151	1,117	3.0%
Tampa, FL	5,220	44,883	43,525	3.1%	15,697	15,663	0.2%	29,186	27,862	4.8%	1,349	1,302	3.6%
Austin, TX	6,475	48,394	47,535	1.8%	21,689	21,267	2.0%	26,705	26,268	1.7%	1,148	1,127	1.9%
Washington, DC	3,386	37,474	37,064	1.1%	12,146	12,592	(3.5)%	25,328	24,472	3.5%	1,755	1,739	0.9%
Orlando, FL	4,498	38,189	37,203	2.7%	13,528	13,434	0.7%	24,661	23,769	3.8%	1,335	1,287	3.7%
Raleigh/Durham, NC	4,397	29,525	28,312	4.3%	9,892	9,501	4.1%	19,633	18,811	4.4%	1,018	976	4.3%
Nashville, TN	3,776	28,520	27,563	3.5%	9,562	8,945	6.9%	18,958	18,618	1.8%	1,159	1,117	3.8%
Fort Worth, TX	4,249	30,621	28,988	5.6%	12,789	11,996	6.6%	17,832	16,992	4.9%	1,079	1,019	5.9%
Houston, TX	4,127	28,748	29,881	(3.8)%	13,261	13,325	(0.5)%	15,487	16,556	(6.5)%	1,085	1,146	(5.3)%
Phoenix, AZ	2,301	15,792	15,239	3.6%	4,882	4,759	2.6%	10,910	10,480	4.1%	1,044	1,006	3.8%
South Florida	480	4,896	4,682	4.6%	1,805	1,684	7.2%	3,091	2,998	3.1%	1,610	1,549	3.9%
Large Markets	64,467	$513,405	$500,868	2.5%	$191,357	$189,806	0.8%	$322,048	$311,062	3.5%	$1,237	$1,206	2.6%

Jacksonville, FL	3,496	$23,113	$22,319	3.6%	$8,066	$7,869	2.5%	$15,047	$14,450	4.1%	$1,025	$993	3.2%
Charleston, SC	2,648	19,258	18,580	3.6%	6,588	6,283	4.9%	12,670	12,297	3.0%	1,106	1,063	4.0%
Savannah, GA	2,219	14,843	14,591	1.7%	5,336	5,234	1.9%	9,507	9,357	1.6%	1,009	984	2.5%
Richmond, VA	1,668	11,071	10,683	3.6%	3,681	3,621	1.7%	7,390	7,062	4.6%	1,006	966	4.1%
Memphis, TN	1,811	10,664	10,339	3.1%	4,543	4,453	2.0%	6,121	5,886	4.0%	906	870	4.1%
San Antonio, TX	1,504	10,355	10,269	0.8%	4,611	4,454	3.5%	5,744	5,815	(1.2)%	1,064	1,054	0.9%
Greenville, SC	1,748	9,414	9,106	3.4%	3,596	3,476	3.5%	5,818	5,630	3.3%	800	775	3.2%
Birmingham, AL	1,462	9,393	9,283	1.2%	3,936	3,818	3.1%	5,457	5,465	(0.1)%	955	942	1.4%
Little Rock, AR	1,368	7,721	7,715	0.1%	2,969	2,820	5.3%	4,752	4,895	(2.9)%	882	877	0.6%
Jackson, MS	1,241	7,220	7,117	1.4%	2,699	2,618	3.1%	4,521	4,499	0.5%	868	859	1.0%
Huntsville, AL	1,228	6,704	6,494	3.2%	2,637	2,490	5.9%	4,067	4,004	1.6%	790	768	2.9%
Other	6,840	43,620	42,367	3.0%	15,935	15,307	4.1%	27,685	27,060	2.3%	977	950	2.8%
Secondary Markets	27,233	$173,376	$168,863	2.7%	$64,597	$62,443	3.4%	$108,779	$106,420	2.2%	$970	$943	2.9%

Total Same Store	91,700	$686,781	$669,731	2.5%	$255,954	$252,249	1.5%	$430,827	$417,482	3.2%	$1,157	$1,128	2.6%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE
Dollars in thousands
		Units as of June 30, 2017				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date(1)	Cost	Q2 2017	After

The Denton II	Kansas City, MO	154	—	—	4Q15	3Q17	4Q17	3Q18	$25,400	$21,252	$4,148
Post South Lamar II	Austin, TX	344	156	16	1Q15	2Q17	4Q17	4Q18	65,600	58,145	7,455
Post Millennium Midtown	Atlanta, GA	332	188	8	2Q15	3Q17	1Q18	4Q18	91,100	84,515	6,585
Post River North	Denver, CO	358	—	—	4Q15	4Q17	1Q18	2Q19	88,200	70,706	17,494
1201 Midtown II	Charleston, SC	140	—	—	2Q17	3Q18	4Q18	3Q19	29,500	8,283	21,217
Post Centennial Park	Atlanta, GA	438	—	—	1Q16	1Q18	3Q18	4Q19	96,300	50,168	46,132
Total Active		1,766	344	24					$396,100	$293,069	$103,031

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.

MULTIFAMILY LEASE-UP COMMUNITIES

		As of June 30, 2017
		Total	Percent	Construction	Expected
	Location	Units	Occupied	Finished	Stabilization(1)
Retreat at West Creek II	Richmond, VA	82	97.6%	1Q17	3Q17
CG at Randal Lakes II	Orlando, FL	314	91.4%	1Q17	3Q17
Post Parkside at Wade II	Raleigh, NC	406	90.6%	2Q17	3Q17
1201 Midtown	Charleston, SC	302	96.4%	(2)	3Q17
Charlotte at Midtown	Nashville, TN	279	84.9%	(2)	1Q18
Post Afton Oaks	Houston, TX	388	51.3%	2Q17	2Q18
Total		1,771	82.5%

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.
(2) Property was acquired while still in lease-up; construction was complete prior to acquisition by MAA.

2017 ACQUISITION ACTIVITY (THROUGH JUNE 30, 2017)
Dollars in thousands

Multifamily Acquisitions	Market	Apartment Units	Year Built	Closing Date	YTD NOI
Charlotte at Midtown	Nashville, TN	279	2016	March 16, 2017	$656

2017 DISPOSITION ACTIVITY (THROUGH JUNE 30, 2017)
Dollars in thousands

Land Dispositions	Market	Acres	Closing Date
Lakewood Ranch - Outparcel	Tampa, FL	12	April 7, 2017
Post Alexander - Outparcel	Atlanta, GA	1	June 12, 2017

Supplemental Data S-8

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES
Dollars in thousands

MAA holds an investment in a joint venture with institutional investors and accounts for its investment using the equity method of accounting. A summary of non-financial and financial information for this joint venture is provided below.

Joint Venture Property	Market	# of units	Ownership Interest
Post Massachusetts Avenue	Washington, D.C.	269	35%

	As of June 30, 2017
Joint Venture Property	Gross Investment in Real Estate		Mortgage Notes Payable		Company's Equity Investment
Post Massachusetts Avenue	$76,367	(1)	$50,942	(2)	$44,839

	Three months ended June 30, 2017		Six months ended June 30, 2017
Joint Venture Property	Entity NOI	Company's Equity in Income	Entity NOI	Company's Equity in Income
Post Massachusetts Avenue	$1,870	$329	$3,837	$686

(1) Represents GAAP basis net book value plus accumulated depreciation.

(2) This mortgage note has an outstanding principal value of $51 million, bears interest at a stated fixed rate of 3.5% and matures in February 2019. As of February 2017, this note is prepayable without penalty.

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2017
Dollars in thousands

DEBT SUMMARIES
			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Rate
	Balance	Total	Rate	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or swapped debt	$3,953,886	86.5%	3.8%	4.2%	4.8
Capped debt	50,000	1.1%	1.6%	1.6%	0.8
Floating (unhedged) debt	569,166	12.4%	1.9%	1.9%	0.1
Total	$4,573,052	100.0%	3.6%	3.9%	4.2

			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Contract
	Balance	Total	Rate	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured debt	$3,443,056	75.3%	3.6%	3.5%	5.4
Secured debt	1,129,996	24.7%	3.6%	5.0%	2.0
Total	$4,573,052	100.0%	3.6%	3.9%	4.6

	Total	Percent of		Q2 2017	Percent of
	Cost	Total		NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$11,136,145	82.9%		$195,355	82.5%
Encumbered gross assets	2,300,083	17.1%		41,467	17.5%
Total	$13,436,228	100.0%		$236,822	100.0%

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2017	$183,066	$—	$183,066	4.6%	$25,000	$208,066
2018	137,609	250,518	388,127	3.7%	25,000	413,127
2019	586,602	—	586,602	5.9%	—	586,602
2020	164,958	299,046	464,004	3.7%	—	464,004
2021	198,155	—	198,155	5.2%	—	198,155
Thereafter	2,133,932	—	2,133,932	3.8%	—	2,133,932
Total	$3,404,322	$549,564	$3,953,886	4.2%	$50,000	$4,003,886	4.8

Supplemental Data S-10

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2017 (CONTINUED)
Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

	Key Bank Unsecured	Public Bonds	Other Unsecured	Secured	Total
2017	$—	$151,002	$17,991	$94,072	$263,065
2018	—	—	300,468	167,659	468,127
2019	—	—	19,958	566,643	586,601
2020	160,000	—	149,721	164,958	474,679
2021	—	—	221,989	125,611	347,600
Thereafter	—	1,974,136	447,791	11,053	2,432,980
Total	$160,000	$2,125,138	$1,157,918	$1,129,996	$4,573,052

DEBT COVENANT ANALYSIS(1)

Bond Covenants	Required	Actual	Compliance
Total debt to total assets	60% or less	34.0%	Yes
Total secured debt to total assets	40% or less	8.4%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	5.19x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	323%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	29.3%	Yes
Total secured debt to total capitalized asset value	40% or Less	7.2%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	4.51x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	26.6%	Yes
(1) The calculations of the Bond Covenants and Bank Covenants above are specifically defined in Mid-America Apartments, L.P.'s debt agreements.

Supplemental Data S-11

2017 GUIDANCE

MAA provides guidance on FFO per Share and AFFO per Share, which are non-GAAP measures, along with guidance for expected Net income per diluted common share. A reconciliation of expected Net income per diluted common share to expected FFO per Share and AFFO per Share are provided below.

Full Year 2017
Earnings
Net income per diluted common share	$2.69 to $2.89
Midpoint	$2.79
FFO per Share - diluted	$5.77 to $5.97
Midpoint	$5.87
AFFO per Share - diluted	$5.18 to $5.38
Midpoint	$5.28

Combined Adjusted Same Store Communities:
Number of units	91,700
Property revenue growth	2.8% to 3.2%
Property operating expense growth	2.5% to 3.5%
NOI growth	3.0% to 3.5%
Real estate tax expense growth	5.5% to 6.5%

Corporate Expenses:
General and administrative and Property management expenses	$85.0 to $86.0 million
Income tax expense	$2.0 to $3.0 million

Transaction/Investment Volume:
Acquisition volume	$300 to $400 million
Disposition volume	$150 to $200 million
Development investment	$175 to $225 million

Debt:
Average effective interest rate	3.4% to 3.6%
Capitalized interest	$7.0 to $8.0 million
Mark to market adjustment	$16.0 to $18.0 million

Other Items:
Merger and integration expenses	$16.0 to $20.0 million

RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE GUIDANCE TO FFO AND AFFO PER SHARE GUIDANCE
	2017 Full Year Guidance Range
	Low	High
Earnings per common share - diluted	$2.69	$2.89
Real estate depreciation	3.89	3.89
Amortization other	0.26	0.26
Gains on sale of depreciable assets	(1.07)	(1.07)
FFO per Share	5.77	5.97
Recurring capital expenditures	(0.59)	(0.59)
AFFO per Share	$5.18	$5.38

Supplemental Data S-12

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (1)	BBB+	Stable
Moody's Investors Service (2)	Baa1	Stable
Standard & Poor's Ratings Services (1)	BBB+	Stable

(1)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, L.P.

(2)	Corporate credit rating assigned to Mid-America Apartments, L.P., the primary operating partnership of Mid-America Apartment Communities, Inc.

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q3 2017	Q4 2017	Q1 2018	Q2 2018
Earnings release & conference call	Late October	Early February	Late April	Late July

Dividend Information - Common Shares:	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Declaration Date	5/17/2016	9/27/2016	12/8/2016	3/23/2017	5/23/2017
Record Date	7/15/2016	10/14/2016	1/13/2017	4/13/2017	7/14/2017
Payment Date	7/29/2016	10/31/2016	1/31/2017	4/28/2017	7/31/2017
Distributions Per Share	$0.82	$0.82	$0.87	$0.87	$0.87

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, 10-Qs, 10-Ks and other information call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of MAA's website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Finance
Jennifer Patrick	Investor Relations

Supplemental Data S-13